Pipeline Business Acquisition	12 Months Ended
Sep. 30, 2015
Business Combinations [Abstract]
Pipeline Business Acquisition

13. Pipeline Business Acquisition.

The operations acquired from Pipeline Transportation, Inc. on November 7, 2013 for $10,023,000 are included in the Company’s consolidated and combined operating results subsequent to the acquisition date. The Company accounted for this acquisition in accordance with the provisions of ASC 805, Business Combinations (ASC 805) and allocated the purchase price of the business based upon the fair value of the assets acquired and liabilities assumed, using a third party valuation expert as follows (in thousands):

Consideration:
Fair value of consideration transferred (cash paid)	$(10,023)

Acquisition related costs expensed	$75

Recognized amounts of identifiable assets acquired and liabilities assumed:
Property and equipment	$3,397
Prepaid tires and other prepaid assets	276
Customer relationships	4,004
Trade name	72
Non-compete agreement	62
Vacation liability assumed	(132)

Total identifiable net assets assumed	$7,679
Goodwill	2,344
Total	$10,023

The goodwill recorded resulting from the acquisition amounted to $2,344,000 and is shown on the consolidated and combined balance sheets under Goodwill, and is amortizable for tax purposes. The other intangible assets acquired in the transaction are reflected in the line Intangible assets, net on the consolidated and combined balance sheets. In connection with the Pipeline acquisition, the Company assumed certain vehicle leases. As of September 30, 2015 these non-cancellable operating leases will require minimum annualized rental payments approximating $1,099,000 for the next 2.1 fiscal years.